Merrill Lynch
Global Power & Gas
Leaders Conference

C. John Wilder

Chief Executive Officer

September 28, 2004

This presentation contains forward-looking statements, which are subject to various risks and uncertainties.  Discussion of risks and uncertainties that could cause actual results to differ materially from management's current projections, forecasts, estimates and expectations is contained in the company's SEC filings.  In addition to the risks and uncertainties set forth in the company's SEC filings,  the forward-
looking statements in this presentation could be affected by the ability of the company to implement the initiatives that are part of its restructuring, operational improvement and cost reduction program, and the terms under which the company executes those initiatives.

Regulation G

This presentation includes certain non-GAAP financial measures. A reconciliation of these measures to the most directly comparable GAAP measure is included in the appendix of the printed version of the slides and the version included on the company’s website at www.txucorp.com under Investor Resources/Presentations.

Safe Harbor Statement & Regulation G

Sold TXU Australia, TXU Gas,
and TXU Fuel

Deployed proceeds to repair
balance sheet

Strengthened contribution margins

Implemented customer service
improvements

Execute no-regrets transactions

Improve financial flexibility

Capture “quick-hit” profitability
improvements

Assess key risks and implement
mitigation plans

How We Did It/

How We Are Doing It

What We Needed To Do

TXU’s Three-Phase Restructuring Program…

Phase 1:

Rationalize,
Restructure & Restore
Financial Strength

Phase 2:

Strengthen the Core &
Drive Performance
Improvement

Phase 3:

Allocate Capital
and Grow

TXU Power

Achieve top decile production performance

Achieve top decile cost performance

Develop high-performance culture

…Is Focused On Achieving A Clear Set Of Objectives…

Capitalize
on benefits
of
integrated
business
model

Achieve industry-leading safety performance

Achieve top decile reliability

Achieve top decile cost performance

Earn allowable return

TXU Electric Delivery

TXU Energy

Provide exceptional customer service

Retain and grow profitable customer base

Achieve top decile purchased power
performance

Corporate Center

Profitably allocate capital and risk

Enforce clear risk guidelines and controls

Build high-performance management systems and
culture

…Across Three Businesses With Structural Advantages

Assets

Operational
earnings

$1.3

$2.2

OCF

$23.2

100% =

57%

75%

66%

25%

43%

34%

Size and shape of TXU’s businesses

05E; $ billions and percent

6th largest US transmission and
distribution company

High growth market (2.5%)

Lowest wires cost in Texas

2nd largest US deregulated generation
output

Low cost baseload capacity and highly
flexible gas fleet

Robust wholesale market and tightening
reserve margins

Largest competitive US electricity
retailer

High growth market (2.5%)

Distinctive brand recognition and
reputation for reliability

TXU Power

TXU Electric
Delivery

TXU Energy

Structural advantages

Phase 1:  Generated Substantial Financial Improvement…

Operational EPS
03-05; $ per share

Free cash flow
03-05; $ millions

716

1,200

720

68%

04E

05E

03

1.59

3.75-4.25

2.55-2.651

152%

04E

05E

03

ROIC
03-05; Percent

6.7

11.2

7.4

67%

04E

05E

03

Gross interest coverage

03-05; Ratio

3.0

6.3

3.3

110%

04E

05E

03

1 Updated for Q2 earnings release

Operational EPS

03-05; $ per share

Improved
contribution
margin

SG&A
savings

05E
operational
EPS

Debt
reduction/
balance
sheet
restructuring1

O&M cost
increases/
other

1.56

0.70

0.25

-0.10

3.75-4.25

…And Phase 1 Execution Is Largely Complete

Already Executed

Not Yet Executed

1 Includes dilution adjustments

1.59

03
operational
EPS

Launched > 25 teams to develop
improvement plans

Link initiative targets to the
financial plan and incentive
compensation

Undertake comprehensive review
of business performance

Identify profitability improvements
based on detailed assessments

Embed profitability improvement
targets in business plan

How We Did It/

How We Are Doing It

What We Needed To Do

The Second Phase Will Establish A Foundation…

Phase 1:

Rationalize,

Restructure & Restore
Financial Strength

Phase 2:

Strengthen the Core &
Drive Performance
Improvement

Phase 3:

Allocate Capital
and Grow

…For A Vibrant Economic Model

Increase
TXU value

Increase
operating
cash flow

Improve
capital
deployment

Price

Volume

Cost

Gas
price

Heat
rate

Capacity
factors

Retail
churn

COGS

O&M

SG&A

Working
capital

Capital
productivity

Capital
structure

…With several critical questions

How will TXU achieve $600 million in EBIT improvements?

What are sustainable competitive retail margins?

What is TXU’s natural gas position? How does it compare to others in the industry?

What is the heat rate/reserve margin cycle? How does it affect TXU’s earnings?

How do the key value drivers impact TXU’s long-term earnings?

AR/AP

Cash
management

Sustaining
capital

Strategic
capital

Initial View Of Performance Improvements Will Come From
Many Bottom-Up Initiatives…

O&M and
fuel costs

SG&A
costs

Revenue

~$150 m

Initiatives

Baseload capacity and utilization

Customer retention

South Texas contribution margin

Large business contribution margin

Plant heat rate

Gas fleet utilization and purchased power

Baseload plant O&M costs

Supply chain costs

Overtime reduction

Benefits cost

Bad debt expense

Real estate and lease costs

Other SG&A costs

~$200 m

~$250 m

Annual EBIT

improvement opportunity

…Targeting Specific High Value Drivers

75

2-3%<Forward
price

Forward price

$/MWh

1

Purchased power

2

Example

40

60

100

$ millions

Leases/real estate

60

18

26

$000/employee

Benefits

40

0.75%

1.4

% revenue

Bad debt

Corporate

100

92.5

86.5

%

Lignite capacity factor

65

9.0

12.0

$/MWh

Nuclear O&M costs

40

4.0

4.9

$/MWh

Lignite O&M costs

50

94.5

88.5

%

Nuclear capacity factor

TXU Energy

15

2.0%

4.0%

Year over year
% volume

Residential load

640

05

Phase 1 plan

$

Unit

540

Target

TXU Power

100

SG&A costs1

Value Driver

Potential EBIT
improvement

(millions)

1 Excluding bad debt

Top-down benchmarks highlight a ~$600 m improvement opportunity

Example 1:  Purchased Power Represents A Large Portion
Of TXU Energy’s Cost Of Energy Sold…

Retail purchased power costs

05E; $ millions

6,115

Block
power

(self-
produced)

Trans-
mission
and distri-
bution
charge

Block
power
(market
purchases)

Con-
gestion

(zonal,
local)

Line
losses

Swing

(weather,
customer)

Shaping

Ancillary
services

Total

Not addressable

Addressable through
purchased power
initiatives

…And Has Significant Opportunities For Improvement…

Lower overall cost of shaping and
ancillary services

More aggressively leverage market

More effective make vs buy decision

Models optimized around market
signals

Improve modeling capabilities

Improve model inputs

Improve market signal inputs

More capacity with lower cost

Increase gas plant flexibility

Benefit

Initiative

Retail purchased power cost

05+; $ millions

05 plan

Potential
improvement

Long-term cost of
purchased power1

4.4%

1 Normalized for 05 wholesale market prices

420
370
320
Jan-03
Jul-03
Jan-04
Jul-04

2300
2050
1800
Jan-03
Jul-03
Jan-04
Jul-04

26
14

▪

… Through Increased Gas Plant Flexibility…

Increased fleet ramp rates…

03-04; MW/Min

Reduced plant minimums…
03-04; MW

03

YTD 04

…More effective cycling
03-04; Average run time
hours per start

16%

46%

18%

Increased flexibility has allowed TXU to supply its ancillary service and shaping needs with fewer assets

12.5
11.5
10.5
9.5
0
50
100
150
200
250
300
350
400

…Increased Accuracy Of Dispatch Models…

Gas plant heat rate (single plant example)

03-04; MMBtu/MWh

Since the gas plants were not being operated at test conditions, observed heat rates did not match test heat rates

Inaccurate heat rates led to both over commitment and under commitment of TXU’s gas fleet and higher purchased power costs

TXU has developed a system to update heat rate based on actual operations

Updated operating curve

Original test curve

Net MW

Under commitment

Over commitment

1000
900
800
700
600
500
400
300
200
100
0
50
45
40
35
30
25
20
15
10
05
00
0
6
12
18
0
6
12
18

3,450
1,580
Summer 03
Summer 04

…And Improved Make vs Buy Decisions

Although the make vs buy decision is
complicated by market volatility and limited
liquidity…

Gas plant dispatch (single plant example)

03; Mixed

Generation MW

Heat rate

MMBtu/MWh

…TXU has significantly reduced its
uneconomic generation

Uneconomic gas plant generation

03-04; GWh

Improved make vs buy decisions have led to an estimated $50 m improvement from 03 to 04

Future improvements could lead to an additional $20-$30 m improvement

Hour

Aug 7-8, 03

54%

Economic
dispatch

Uneconomic
dispatch

Example 2 – TXU Energy Has Seen A Significant Increase In
Bad Debt Expense…

TXU retail bad debt expense

99-04; $ millions

Key drivers of bad debt:

Disconnect option was unavailable for non-paying customers in native market until September 2002

Ability of customers to change power providers to avoid loss of service

99-04E

1,400%

Start of
deregulation

Percent of

revenue

0.12

0.33

0.67

1.80

1.84

1.6

99

00

01

02

03

04E

100%
80%
60%
40%
20%
0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Cumulative Percentage of Customers

TXU participates in programs (Lite Up Texas, TXU Energy Aid) to assist low income families

In 04, out-of-territory high credit risk customers are expected to cost TXU
$320/customer in bad debt expense

…Which Is Driven By A Small Percentage Of Customers

Cumulative bad debt

04; Percent of bad debt expense

14% of customers drive
96% of bad debt expense

TXU Energy Is Developing Initiatives To Reduce The Cost

TXU net retail bad debt expense

05+; $ millions

05 Plan

Long-term target

Pre-deregulation

Percent of

revenue

1.4

0.75

0.371

1 Based on average of 99-01

TXU is working with stakeholders to find acceptable tools to manage the system-wide bad debt issue

42%

TXU – A Vibrant Economic Model

Increase
TXU value

Increase
operating
cash flow

Improve
capital
deployment

Price

Volume

Cost

Gas
price

Heat
rate

Capacity
factors

Retail
churn

COGS

O&M

SG&A

Working
capital

Capital
productivity

Capital
structure

AR/AP

Cash
management

Sustaining
capital

Strategic
capital

…With several critical questions

How will TXU achieve $600 million in EBIT improvements?

What are sustainable competitive retail margins?

What is TXU’s natural gas position? How does it compare to others in the industry?

What is the heat rate/reserve margin cycle? How does it affect TXU’s earnings?

How do the key value drivers impact TXU’s long-term earnings?

100%
90%
80%
70%
60%
50%
Year 0
Year 1
Year 2
Year 3
Year 4
Year 5
Year 6
Year 7

TXU’s Incumbent Market Has Developed Similarly To Other
Deregulated Markets

Incumbent market share1

Years since deregulation; Percent

1 Market share estimates based on customer count

2 Estimates for 2003 and 2004

Source: PUC; OFGEM

Wireline

South Texas residential

North Texas residential

UK residential2

40
35
30
25
20
15
10
5
0
70
60
50
40
30
20
10
02
03
04E
05E
06E

Although Residential Retail Headroom Is Expected To Rise
Over The Next Two Years…

1 Headroom = (PTB – power cost – wires charges) / PTB; based on average of forward looking 12 months; forward curve as of June 9, 2004

2 Rolling average of 12 month forward curve

7x24 power price2

$/MWh

Retail headroom1

Percent

Forward wholesale

power price

TXU retail headroom

Margin history and outlook

02-06; Mixed measures

0

…Market Volatility Challenges Attacker’s Economics…

1 Assumes $175 customer acquisition cost with 18 month customer lifetime

2 Assumes no hedging; 20% adders for shaping, ancillary services, and line losses

3 After SG&A, customer acquisition costs, bad debt expenses, and taxes

4  Assumes TXU retail demand is 85% self supplied; TXU retail only exposed to 15% of volatility

Attacker gross margins

07E; $/MWh

TXU gross
margin – 07
estimate

Com-
petitor
discount

Acquisition
cost1

Attacker
gross
margin

Standard
deviation
of ERCOT
power
prices2

ERCOT North zone power
price volatility

02-04; $/MWh

TXU
volatility4

Net margin3

Net
margin3

55
38
30
28
26
12
29
8.9
6.0
3.0
3.5
3.7
6.8
6.1
6.3
9.9
8.1
7.0
0.3
4.3

…And Margins Are Below Other Industries When
Normalized For Volatility

Gross margin per volatility

99-04; No units

Gross margin

99-04 (except TXU=02-04); Percent

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

North
Texas
attacker

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

North
Texas
attacker

1 Defined as standard deviation of quarterly gross margin normalized by initial gross margin

TXU
retail

Volatility1 of gross margin

99-04 (except TXU=02-04); Percent

Specialty
apparel

Depart-
ment
stores

Grocery
stores

Super-
center
stores

Drug
stores

North
Texas
attacker

TXU
retail

TXU

retail

45.5

TXU – A Vibrant Economic Model

Increase
TXU value

Increase
operating
cash flow

Improve
capital
deployment

Price

Volume

Cost

Gas
price

Heat
rate

Capacity
factors

Retail
churn

COGS

O&M

SG&A

Working
capital

Capital
productivity

Capital
structure

AR/AP

Cash
management

Sustaining
capital

Strategic
capital

…With several critical questions

How will TXU achieve $600 million in EBIT improvements?

What are sustainable competitive retail margins?

What is TXU’s natural gas position? How does it compare to others in the industry?

What is the heat rate/reserve margin cycle? How does it affect TXU’s earnings?

How do the key value drivers impact TXU’s long-term earnings?

Integration Of TXU Power And TXU Energy Reduces
Volatility And Provides A Natural Gas Price Hedge…

Economics of TXU Energy (retail) and TXU Power (generation)

02-05; $/MWh (illustrative)

02

03

04E

05E

Wholesale 7X24 power price

Solid fuel fixed cost

Power

margin

TXU Energy and TXU Power margins are counter-cyclical:

As gas prices rise and Power margins expand, Energy margins fall until the retail price (PTB) is raised

As gas prices fall and Power margins contract, Energy margins expand

Price-to-Beat (PTB)

Wires and shaping costs

Energy

margin

…As Illustrated By TXU’s Hedge Against Falling Natural
Gas Prices…

TXU’s 05 integrated business is currently balanced relative to natural gas prices; the combined power and energy business creates a natural hedge

1 2005 NYMEX  Average Gas Forward Curve as of September 21, 2004

2 24X7 market heat rate = 7.3 MMBtu/MWh

3 Percent change in price-to-beat customer load volume in North Texas and residential South Texas customers

0.30

(4%)

29.20

4.00

Plan change in
retail load

Low Gas Price

Expected Gas

(10%)

(4%)

Change in retail load3

Percent

0.24

46.28

6.341

Plan change in
retail load

4.00

Cal 2005 forward gas price

$/MMBtu

29.20

Wholesale power price2

$/MWh

0.10

EPS variance to 05 guidance

$/share

Higher churn
for retail load

…And Its Ability To Capture Gas Price Upside

The integrated business enables TXU to maintain sustainable retail margins even during natural gas price increases

1 2005 NYMEX  Average Gas Forward Curve as of September 21, 2004

2 24X7 market heat rate = 7.3 MMBtu/MWh

3 Percent change in price-to-beat customer load volume in North Texas and residential South Texas customers

4 Assumes Fuel Factor adjustment @ $8.00 MMBtu

1.29

(4%)

58.40

8.00

Plan change in
retail load

High Gas Price4

Expected Gas

(10%)

(4%)

Change in retail load3

Percent

0.24

46.28

6.341

Plan change in
retail load

8.00

Cal 2005 forward gas price

$/MMBtu

58.40

Wholesale power price2

$/MWh

1.22

EPS variance to 05 guidance

$/share

Higher churn
for retail load

700
240
210
450
85
75
485
260
15
0
345
0
0
435
440
225
210
105
85
75
50

Company B

Company C

Company D

TXU’s Integrated Business Model Significantly
Reduces Its Overall Position Relative To Others…

Native net gas position2
03; Bcf

Equivalent gas production
03; Bcf

Equivalent fixed price short1
03; Bcf

1 Includes 10% adders to account for shaping, swing, and line losses; assumes bundled Retail, LC&I and SMB are short positions

2 Native risk position; excludes gas contracts and hedges

3 05E position for TXU

Company A

TXU3

Company F

Company E

-440
440
-225
240
-210
210
-105
105
-85
85
-75
75
-50
485
-16%
16%
-15%
16%
-11%
11%
-3%
3%
-3.5%
3.5%
-5%
5%
-2%
20%

1  Native risk position; excludes gas contracts and hedges

2  05E position for TXU; potential higher churn would increase TXU downside exposure (e.g., in 07 with a $1 MMBtu reduction in nat. gas and a 4% annual churn would result in $85m EBIT reduction or 3.4%; a 10% annual churn would result in a $130m EBIT reduction or 5.5%)

Percent of total EBIT

EBIT1

$1 Decline

$1 Rise

$1 Decline

$1 Rise

TXU2

…In Both Absolute And Relative Terms

Impact of $1.00/MMBtu change in gas price

03; Mixed measures

Company B

Company C

Company D

Company A

Company F

Company E

TXU – A Vibrant Economic Model

Increase
TXU value

Increase
operating
cash flow

Improve
capital
deployment

Price

Volume

Cost

Gas
price

Heat
rate

Capacity
factors

Retail
churn

COGS

O&M

SG&A

Working
capital

Capital
productivity

Capital
structure

AR/AP

Cash
management

Sustaining
capital

Strategic
capital

…With several critical questions

How will TXU achieve $600 million in EBIT improvements?

What are sustainable competitive retail margins?

What is TXU’s natural gas position? How does it compare to others in the industry?

What is the heat rate/reserve margin cycle? How does it affect TXU’s earnings?

How do the key value drivers impact TXU’s long-term earnings?

8
7
9
23
30
26
25
22
20
18
14
98
99
00
01
02
03
04E
05E
06E
07E
08E

With Limited New Capacity Additions, Reserve Margins Are
Expected To Decline…

ERCOT reserve margins1

98-08; Percent

As reserve margins decline, heat rates are expected to increase

CCGT reinvestment economics put a cap on market heat rate

CCGT marginal heat rates put a floor on market heat rate

1 Based on ERCOT estimates;  assumes mothball units do not come back on-line in future years

16
14
12
10
8
6
4
2
0
98
99
00
01
02
03
04
05
06
07
08
09

…And Heat Rates Are Expected To Recover

Estimated ERCOT heat rate cycle1

98-09; MMBtu/MWh

CCGT marginal heat rate

CCGT reinvestment economics

Like many capital intensive industries, competitive dynamics lead to a cycle

1 05-08 estimates based on regression of heat rates and reserve margins between 98-04

Estimates

Actuals

Forward curve

Regression estimate1

TXU’s Long Heat Rate Position Can Capture This Upside

TXU heat rate position

05-08; TWh

The combination of increased production volumes and reduced retail load will increase TXU’s net heat rate position

1 Assumes 05 natural gas price $6.24; 06 gas price $5.90; 07 gas price $5.56; 08 gas price $5.30; based on NYMEX forwards as of September 17, 2004

2 Change from 05E to 06E is predominantly roll-off of large business retail/wholesale contracts

Assumes PTB is a
partial short (50%)

EBIT impact of 1
MMBtu/MWh
increase in heat rate1

($ millions)

56

125

130-270

115-240

2

05E

06E

07E

08E

TXU – A Vibrant Economic Model

Increase
TXU value

Increase
operating
cash flow

Improve
capital
deployment

Price

Volume

Cost

Gas
price

Heat
rate

Capacity
factors

Retail
churn

COGS

O&M

SG&A

Working
capital

Capital
productivity

Capital
structure

AR/AP

Cash
management

Sustaining
capital

Strategic
capital

…With several critical questions

How will TXU achieve $600 million in EBIT improvements?

What are sustainable competitive retail margins?

What is TXU’s natural gas position? How does it compare to others in the industry?

What is the heat rate/reserve margin cycle? How does it affect TXU’s earnings?

How do the key value drivers impact TXU’s long-term earnings?

TXU’s Key Drivers Are Integrated And Help Define A
Consistent Set Of Long-Term Scenarios…

Demand elasticity tends to mitigate the effects of lower wholesale prices and higher churn

Decreased
wholesale
prices

Increased
demand
growth

Decreased
natural gas
prices

Decreased
generation
profitability

Reduced
incentive for
new build

Higher retail
load

Increased
heat rates

Partial hedge

Higher
wholesale
prices

Increased
retail
margin

Higher retail
churn

Partial
hedge

…And Illustrate The Benefits Of TXU’s Integrated Model

EBIT

Long-term; $ millions

The combination of TXU’s integrated business model and possible performance improvements drive earnings growth under all scenarios

Performance improvements

2,440

2,680

2,940

3,060

1 Estimate provided at May 18 th  2004 TXU investor conference

2 Based on forward curves as of September 21, 2004

Gas price

$6.38

$3.50

$5.152

$6.50

Heat rate

7.9

9.0

8.02

7.0

Annual volume churn:
Residential

Small Business

6%

4%

2%

6.5%

4.5%

2.5%

Market growth

2.2%

2.2%

2.2%

05 plan1

Scenario 1

Scenario 2

Scenario 3

Implement capital allocation
philosophy

Pursue value-creating growth
opportunities

Develop rigorous cash stewardship
and capital allocation philosophy

Leverage distinctive capabilities
to grow

How We Did It/

How We Are Doing It

What We Needed To Do

The Third Phase Will Establish TXU’s Capital Allocation
And Growth Strategy…

Phase 1:

Rationalize,

Restructure & Restore
Financial Strength

Phase 2:

Strengthen the Core &
Drive Performance
Improvement

Phase 3:

Allocate Capital
and Grow

…With Our Capital Allocation Following A Rigorous And
Disciplined Process

“Customer”

Capital

Debt

Holders

Yes

Reinvest

-ment

Excess

Yes, if

Debt

Reduction

Yes, until

Yes

50% of cash
returned within
3 years

Minimum ROI
of 15%

Debt/market cap
<50%

Coverage
ratio>5X

<3X Debt/EBITDA

Quality service

Production
reliability

Under review

Excess

Excess

Repurchases

or Distributions

Retained For
Investment

Excess

Under
review

Equity

Holders

Dividend

Payout

Oper/

Divest

Cash

Flow

Given cash flow expectations, we must determine our long-term capital allocation policy:

How much cash should we re-invest?

What are the big growth opportunities that can provide excess return over our cost of capital?

How much cash should we return to our shareholders?

Phase 1 Nearly Complete; Ample Phase 2 Opportunities;
Disciplined Capital Allocation/Growth Strategy In Phase 3

Focused on structurally advantaged core businesses in high
growth markets with rejuvenated financial profile

2X earnings power

70% increase in cash flow

Double digit ROIC

Top quartile financial flexibility

Phase 2 opportunities (~$600 m EBIT) provide significant upside over the next 1 to 5 years

Integrated business model is resilient under multiple scenarios with less gas price risk than other companies

Disciplined capital allocation establishes platform for growth and returns to shareholders

Appendix

TXU Electric Delivery’s Strong Competitive Position…

Large customer base

03; Millions of customers

Large infrastructure

03; Thousands of miles of primary distribution lines

High growth

03-12E; Percent annual demand growth

Lowest rates in Texas

04; $ of monthly wire charges per customer

AEP

North

Center-
point

TNMP

AEP
Central

TXU

TXU

TXU

ERCOT

FRCC

SERC

ECAR

WECC

MAPP

MAAC

SPP

MAIN

NPCC

2.5

2.5

2.3

2.2

2.1

1.9

1.8

1.8

1.8

1.4

5.2

5.2

4.1

4.1

3.1

2.9

2.8

2.6

2.2

2.2

86

85

73

69

67

62

57

53

39

34.03

27.97

25.89

24.27

24.01

Source: FERC

EXC

PCG

SO

PGN

ETR

D

DUK

ED

FPL

Source: NERC

Source: PUC March 04

Source: Proprietary benchmarking study

143

…Will Help Drive High Performance

Total CAPEX

03-05; $ millions

Operational EPS

03-05; $ per share

SAIFI (non-storm)

03-07; Incidents per year (5 year average)

SAIDI (non-storm)

03-07; Minutes per year (5 year average)

543

650

1.27

1.00

1.17

04E

05E

03

0.68

0.98

0.771

44%

05E

07E

03

04E

05E

03

625

20%

05E

07E

03

82

74

81

247

296

315

315

335

310

1 Updated for Q2 earnings release

Distribution

Transmission

TXU Power:  Well Mixed; Scaled Position; Growth Market…

Large portfolio

03; TWh of deregulated generation

TXU

152

73

63

52

50

48

48

45

41

40

NYMEX Henry Hub calendar strip gas prices

02-04; $/MMBtu

ERCOT full load average implied heat rate

04; MMBtu/MWh

Cumulative GWs

TXU units

3

6

9

12

15

18

21

24

10

20

30

40

50

60

70

80

Nuclear

(2.3
GW)

Lignite

(5.8 GW)

Gas

(10.2 GW)

Solid fuel capacity
provides low cost
baseload power

Gas fleet provides
shaping and ancillary
services

$2-3

increase

06

05

04

3

4

5

6

Robust wholesale prices

04; $ per MWh for 24X7 wholesale prices

NPCC

FRCC

MAAC

ERCOT

MAPP

SERC

SPP

MAIN

ECAR

58

49

44

43

41

37

37

36

33

Source: Platts

EXC

CPN

PPL

CEG

PEG

EIX

CNP

RRI

FE

Source: Platts

Baseload production volumes

03-052; TWh

Operational EPS

03-05; $ per share

ROIC
03-05; Percent

Baseload operating costs (excluding outages)

03-05; $ per MWh

32%

11.5

15.2

15.0

04E

05E

03

1.27

1.93

1.961

52%

04E

05E

03

04E

05E

03

04E

05E

03

…That Will Help Drive Sustainable Improvements

2%

61

63

62

12%

6.05

5.88

5.31

1 Updated for Q2 earnings release

2 Includes dual unit nuclear outage in 05

2.3
1.6
0.8
0.2
0.1

39
56
75
89
01
02
03
04E

59
17
16
7

TXU Energy: Largest Competitive Retailer In A Growth
Market…

Large competitive customer base

03; Millions of customers

TXU

Highly competitive market

02-04; Number of certified ERCOT retailers

North Texas reputation for dependability

July 04; Percent

TXU

High growth

03-12E; Percent annual demand growth

ERCOT

FRCC

SERC

ECAR

WECC

MAPP

MAAC

SPP

MAIN

NPCC

Source: KEMA

RRI

CPL/WTU
/ Direct
Energy

First

Choice

Green
Mountain

Source: NERC

Source: PUC

Company
A

Company
B

Company
C

…Resulting In Strong Performance

Customer first call resolution

03-05; Percent

Operational EPS

03–05; $ per share

Average speed of answer

03-05; Seconds

Customer satisfaction index

03-05; Percent

04E

05E

03

357%

04E

05E

03

04E

05E

03

04E

05E

03

12%

0.581

0.28

1.28

15

15

268

51

57

57

61

70

70

95%

15%

1 Updated for Q2 earnings release. Excludes unwound hedge losses of ~$0.27 and $0.22 in 04E and 05E, respectively.

Regulation G Reconciliations

TXU management is currently unable to accurately estimate the impact of special items or changes in accounting principles or policies on  free cash flow, return on invested capital, total debt to total capitalization or gross interest coverage.  TXU is therefore currently unable to provide the most directly comparable GAAP measure to these items.

Financial Measures

Income from continuing operations before extraordinary items and cumulative effect of changes in accounting principles from the income statement

Income from
continuing operations

Interest and related charges from the income statement

Gross interest

Total debt + shareholders’ equity

Total capitalization
(non-GAAP)

Unusual non-recurring charges or gains, primarily related to implementation of the 4+4 performance improvement program.
Management excludes these in determining operational earnings for budget and performance management purposes

Special items

From balance sheet

Shareholders’ equity

Capital expenditures and nuclear fuel from the statement of cash flows

CAPEX

Operating cash flow / CAPEX + common and preference stock

OCF/CAPEX + Div

Net income before gross interest, income tax expense and depreciation and amortization / gross interest

EBITDA/Interest

Cash provided by operating activities – changes in assets and liabilities – capital expenditures (including nuclear fuel)

Free cash flow
(non-GAAP)

Cash provided by operating activities – changes in assets and liabilities

Operating cash flow (OCF)

Income from continuing operations less preference share dividends and excluding special items / weighted average diluted common shares outstanding

Operational earnings per
share (non-GAAP)

Operation and maintenance expenses are shown as “operating costs” on TXU Corp and segment income statements.

O&M

Operating revenues – cost of energy sold and delivery fees

Contribution margin/Gross
margin

(Operational earnings + preference stock dividends + after-tax gross interest expense) / average total capitalization

Return on invested capital
(non-GAAP)

(Income from continuing operations before gross interest and income tax expense + depreciation and amortization) / gross interest

Gross interest coverage

Net income before gross interest and income tax expense

EBIT

Definition

Measure

Total market capitalization

Value of a corporation as determined by the market price of its issued outstanding common stock + value of its debt

Total debt
(non-GAAP)

Long-term debt (including current portion) + bank loans and commercial paper + long term debt held by subsidiary trusts + preferred securities of subsidiaries & exchangeable preferred member interests – securitization bonds

Reconciliation 1
TXU Corp.
Operational EPS
For the year ended December 31, 2003; $ and shares in millions

Income from continuing operations before extraordinary loss and cumulative effect of changes in accounting principles

737

$

Less Preference stock dividends

(22)

Operational earnings

715

After-tax interest on preferred membership interests in TXU Energy

53

Adjusted operational earnings for diluted EPS calculation

768

Less TXU Gas net income

40

Less Australia segment net income

102

Less TXU Gas and Australia segment intercompany interest to TXU Corp

22

Operational earnings - after transactions

604

$

Average shares of common stock outstanding - diluted (millions)

379

Operational earnings per share - diluted

2.03

$

Operational earnings - after transactions per share - diluted

1.59

$

Reconciliation 2
TXU Corp.
Free cash flow
For the year ended December 31, 2003; $ millions

Cash provided by operating activities

2,798

$

Less changes in operating assets and liabilities:

Accounts receivable - trade

367

Inventories

(67)

Accounts payable - trade

(5)

Commodity contract assets and liabilities

25

Margin deposits

25

Other assets

382

Other liabilities

355

   Total changes in operating assets and liabilities

1,082

Less Capital expenditures:

Capital expenditures

956

Nuclear fuel

44

   Total capital expenditures

1,000

Free cash flow

716

$

Reconciliation 3
TXU Corp.
Return on Invested Capital (ROIC)
For the year ended December 31, 2003; $ millions

Operational earnings

715

Preference stock dividends

22

Interest expense and related charges

975

Taxes at 35%

341

After-tax interest expense and related charges

634

Total return

1,371

Average invested capital

20,322

Return on invested capital

6.7%

Reconciliation 4
TXU Corp.
Gross interest coverage
For the year ended December 31, 2003; $ millions

Income before income taxes, extraordinary loss and cumulative effect of change in accounting principles

1,051

$

Interest expense and related charges

975

Depreciation and amortization, other than goodwill

886

Income from continuing operations before interest, tax and D&A

2,912

$

Gross interest

975

Gross interest coverage

3.0

Reconciliation 5
TXU Electric Delivery Company
Operational earnings
For the year ended December 31, 2003; $ and shares in millions

Net income

258

$

Average shares of TXU Corp. common stock

379

outstanding - diluted (millions)

Operational earnings per share

0.68

$

Reconciliation 6
TXU Energy Company LLC
Operational EPS
For the year ended December 31, 2003; $ and shares in millions

Income from continuing operations before extraordinary loss

493

and cumulative effect of changes in accounting principles

Average shares of TXU Corp. common stock outstanding - diluted

379

Operational EPS

1.30

$

Energy Segment Operational EPS

0.28

$

Power Segment Operational EPS

1.27

$

Hedge Loss ($90 million, net of tax)

(0.25)

$

Total Operational EPS

1.30

$

54